STATE FARM MUTUAL FUND TRUST

Supplement dated October 27, 2016 to the Summary Prospectus for the State Farm Mutual Fund Trust Small/Mid Cap Equity Fund for Class A, Class B, Premier and Legacy Class B shares dated May 1, 2016 (the “Summary Prospectus”).

Effective immediately, the following changes will be made to the Summary Prospectus:

On page 4 of the Summary Prospectus, the chart under the title “Fund Management,” “Portfolio Managers —” is deleted and replaced with the following:

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	Since 2006
	Elena Khoziaeva	Portfolio Manager	Since 2006
	Michael Whipple	Portfolio Manager	Since 2006
Rainier	Mark W. Broughton	Senior Equity Portfolio Manager	Since 2006
	Stacie Cowell	Senior Equity Portfolio Manager	Since 2014
	Michael D. Emery	Senior Equity Portfolio Manager	Since 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Summary Prospectus. Please keep it for future reference.